                                                                      EXHIBIT 25

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)

                         L-3 COMMUNICATIONS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-3937436
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                   APCOM, INC.
               (Exact name of obligor as specified in its charter)

Maryland                                                  52-1291447
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                              BROADCAST SPORTS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  52-1977327
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                              ELECTRODYNAMICS, INC.
               (Exact name of obligor as specified in its charter)

Arizona                                                   36-3140903
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                 HENSCHEL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  23-2554418
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                    HYGIENETICS ENVIRONMENTAL SERVICES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-3992505
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                       INTERSTATE ELECTRONICS CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                95-1912832
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                          KDI PRECISION PRODUCTS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  31-0740721
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                        L-3 COMMUNICATIONS AEROMET, INC.
               (Exact name of obligor as specified in its charter)

Oregon                                                    73-1291165
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                      -2-

                      L-3 COMMUNICATIONS AIS GP CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-4137187
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                    L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  38-1865601
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                      L-3 COMMUNICATIONS AYDIN CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                  23-1686808
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                          L-3 COMMUNICATIONS CSI, INC.
               (Exact name of obligor as specified in its charter)

California                                                77-0365380
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                         L-3 COMMUNICATIONS ESSCO, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  04-2281486
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

              L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  02-0654591
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                      L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  75-3089735
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                  L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
               (Exact name of obligor as specified in its charter)

Virginia                                                  54-1349668
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                      L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-3992952
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                   L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                  03-0391841
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                       L-3 COMMUNICATIONS INVESTMENTS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  51-0260723
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                    L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  02-0277515
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                      -4-

                     L-3 COMMUNICATIONS MAS (US) CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                  55-0765280
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                    L-3 COMMUNICATIONS SECURITY AND DETECTION
                         SYSTEMS CORPORATION CALIFORNIA
               (Exact name of obligor as specified in its charter)

California                                                95-2214952
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                    L-3 COMMUNICATIONS SECURITY AND DETECTION
                          SYSTEMS CORPORATION DELAWARE
               (Exact name of obligor as specified in its charter)

Delaware                                                  04-3054475
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                 L-3 COMMUNICATIONS SECURITY SYSTEMS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                  13-4109775
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                 L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

California                                                77-0268547
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

              L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  42-1569647
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                     L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  64-0941176
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                     L-3 COMMUNICATIONS WESTWOOD CORPORATION
               (Exact name of obligor as specified in its charter)

Nevada                                                    87-0430944
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                          MCTI ACQUISITION CORPORATION
               (Exact name of obligor as specified in its charter)

Maryland                                                  13-4109777
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

               MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
               (Exact name of obligor as specified in its charter)

Maryland                                                  59-3500774
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                              MICRODYNE CORPORATION
               (Exact name of obligor as specified in its charter)

Maryland                                                  52-0856493
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                       MICRODYNE OUTSOURCING INCORPORATED
               (Exact name of obligor as specified in its charter)

Maryland                                                  33-0797639
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                      -6-

                                   MPRI, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  54-1439937
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                  PAC ORD INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  23-2523436
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                               POWER PARAGON, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  33-0638510
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                              SHIP ANALYTICS, INC.
               (Exact name of obligor as specified in its charter)

Connecticut                                               06-0966471
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                       SHIP ANALYTICS INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  06-1336772
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                            SHIP ANALYTICS USA, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  06-1364417
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                          SPD ELECTRICAL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  23-2457758
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                              SPD SWITCHGEAR, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  23-2510039
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                              SYCOLEMAN CORPORATION
               (Exact name of obligor as specified in its charter)

Florida                                                   59-2039476
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                          TROLL TECHNOLOGY CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                95-4552257
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                               WESCAM AIR OPS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  52-2304424
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                               WESCAM AIR OPS LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  Pending
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                      -8-

                            WESCAM HOLDINGS (US) INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  51-0376332
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                               WESCAM INCORPORATED
               (Exact name of obligor as specified in its charter)

Florida                                                   59-3316817
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                   WESCAM LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                  91-2077866
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                               WESCAM SONOMA INC.
               (Exact name of obligor as specified in its charter)

California                                                95-2942016
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

                                WOLF COACH, INC.
               (Exact name of obligor as specified in its charter)

Massachusetts                                             04-2482502
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)

600 Third Avenue
New York, New York                                        10016
(Address of principal executive offices)                 (Zip code)

                             -----------------------

               6-1/8% Series B Senior Subordinated Notes due 2014
                       (Title of the indenture securities)

========================================================================

1.      GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
        TRUSTEE:

        (A)    NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO
               WHICH IT IS SUBJECT.

----------------------------------------------------------------------------------------------
                  Name                                                  Address
----------------------------------------------------------------------------------------------

        Superintendent of Banks of the State of           2 Rector Street, New York,
        New York                                          N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                  33 Liberty Plaza, New York,
                                                          N.Y.  10045

        Federal Deposit Insurance Corporation             Washington, D.C.  20429

        New York Clearing House Association               New York, New York   10005

        (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
        AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION,
        ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
        RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17
        C.F.R. 229.10(d).

        1.     A copy of the Organization Certificate of The Bank of New York
               (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to
               Form T-1 filed with Registration Statement No. 33-6215, Exhibits
               1a and 1b to Form T-1 filed with Registration Statement No.
               33-21672 and Exhibit 1 to Form T-1 filed with Registration
               Statement No. 33-29637.)

        4.     A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form
               T-1 filed with Registration Statement No. 33-31019.)

                                      -10-

        6.     The consent of the Trustee required by Section 321(b) of the Act.
               (Exhibit 6 to Form T-1 filed with Registration Statement No.
               33-44051.)

        7.     A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the 10th day of March, 2004.

                                   THE BANK OF NEW YORK

                                   By:  /s/    ROBERT MASSIMILLO
                                        ----------------------------
                                        Name:  ROBERT MASSIMILLO
                                        Title: VICE PRESIDENT

                                                                       EXHIBIT 7

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31,
2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                    In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.......       $3,752,987
   Interest-bearing balances................................        7,153,561
Securities:
   Held-to-maturity securities..............................          260,388
   Available-for-sale securities............................       21,587,862
Federal funds sold and securities purchased under
     agreements to resell
   Federal funds sold in domestic offices...................          165,000
   Securities purchased under agreements to resell..........        2,804,315
Loans and lease financing receivables:
   Loans and leases held for sale...........................          557,358
   Loans and leases, net of unearned income.................       36,255,119
   LESS: Allowance for loan and lease losses................          664,233
   Loans and leases, net of unearned income and allowance...       35,590,886
Trading Assets..............................................        4,892,480
Premises and fixed assets (including capitalized leases)....          926,789
Other real estate owned.....................................              409
Investments in unconsolidated subsidiaries and
     associated companies...................................          277,788
Customers' liability to this bank on acceptances outstanding          144,025
Intangible assets...........................................
   Goodwill.................................................        2,635,322
   Other intangible assets..................................          781,009

Other assets................................................        7,727,722
                                                                  -----------
Total assets................................................      $89,257,901
                                                                  ===========

LIABILITIES
Deposits:
   In domestic offices......................................      $33,763,250
   Noninterest-bearing......................................       14,511,050
   Interest-bearing.........................................       19,252,200
   In foreign offices, Edge and Agreement subsidiaries,
     and IBFs...............................................       22,980,400
   Noninterest-bearing......................................          341,376
   Interest-bearing.........................................       22,639,024
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic offices..............          545,681
   Securities sold under agreements to repurchase...........          695,658
Trading liabilities.........................................        2,338,897
Other borrowed money:
   (includes mortgage indebtedness and obligations under
    capitalized leases).....................................       11,078,363
Bank's liability on acceptances executed and outstanding....          145,615
Subordinated notes and debentures...........................        2,408,665
Other liabilities...........................................        6,441,088
                                                                  -----------
Total liabilities...........................................      $80,397,617
                                                                  ===========

Minority interest in consolidated subsidiaries..............          640,126

EQUITY CAPITAL
Perpetual preferred stock and related surplus...............                0
Common stock................................................        1,135,284
Surplus.....................................................        2,077,255
Retained earnings...........................................        4,955,319
Accumulated other comprehensive income......................           52,300
Other equity capital components.............................                0
------------------------------------------------------------------------------
Total equity capital........................................        8,220,158
                                                                  -----------
Total liabilities minority interest and equity capital......      $89,257,901
                                                                  ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                              Thomas J. Mastro,
                                          Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                      --
Thomas A. Renyi         |
Gerald L. Hassell       |
Alan R. Griffith        |                        Directors
                      --

-------------------------------------------------------------------------------